UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22805

ClearBridge American Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2015

CLEARBRIDGE

AMERICAN ENERGY MLP FUND INC. (CBA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in energy master limited partnerships (“MLPs”).

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge American Energy MLP Fund Inc. for the six-month reporting period ended May 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

II	ClearBridge American Energy MLP Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded moderately during the six months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was a strong 5.0%, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.1 in December 2014, the PMI generally decelerated over much of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a moderate tailwind for the economy during the reporting period. When the period began, unemployment was 5.6%, as reported by the U.S. Department of Labor. By May 2015, unemployment was 5.5%, close to its lowest level since May 2008.

ClearBridge American Energy MLP Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17, 2015, after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market gained modestly over the six months ended May 31, 2015. After treading water in December 2014, the market fell sharply in January 2015. This setback was triggered by concerns over global growth and geopolitical issues. The market then moved sharply higher in February given strong investor risk appetite. After another bout of weakness in March, the market posted positive returns in April and May. All told, for the six months ended May 31, 2015, the S&P 500 Indexv gained 2.97%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvi returning 6.94% during the reporting period. Large-cap stocks, as measured by the Russell 1000 Indexvii, returned 3.41% and mid-cap stocks, as measured by the Russell Midcap Indexviii rose 4.74%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 5.15% and 2.14%, respectively, during the six months ended May 31, 2015.

Looking at the energy master limited partnership (“MLP”) market, over the six months ended May 31, 2015, the Alerian MLP Indexxi declined 8.42% compared to the 2.97% return of the S&P 500 Index. After outperforming the broader market for the first half of 2014, the Alerian MLP Index sold off as oil prices collapsed from above $100 per barrel to the March 2015 lows of around $40 per barrel. The correction in the index surprised many investors given the fee-based nature of MLPs. While the speed and magnitude of the decline were noteworthy, it is worth remembering that MLP stocks entered the oil correction at all-time highs and these demanding valuations left MLPs vulnerable. Given a precipitous decline in oil prices, we have witnessed a reduction in capital expenditures, starting in the Exploration and Production (“E&P”) segment of the market. This, in turn, has caused many management teams of midstream MLPs to lower their own growth forecasts. In the short term, MLP stocks may continue to fluctuate. But, over the long term, we believe MLP share prices will be driven by the companies’ fundamentals and their ability to grow distributions to investors. Despite the

IV	ClearBridge American Energy MLP Fund Inc.

collapse in oil prices, we expect MLPs will continue to grow their distributions in 2015 and beyond. Our view that the MLP landscape will continue to evolve and expand over the long-term remains unchanged.

Performance review

For the six months ended May 31, 2015, ClearBridge American Energy MLP Fund Inc. returned -5.27% based on its net asset value (“NAV”)xii and -8.12% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Energy MLP Closed-End Funds Category Averagexiii returned -8.12% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.61 per share. As of May 31, 2015, the Fund estimates that all of the distributions constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$17.21 (NAV)	-5.27	%†
$15.63 (Market Price)	-8.12	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “CBA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XCBAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge American Energy MLP Fund Inc. As always,

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

ClearBridge American Energy MLP Fund Inc.	V

Investment commentary (cont’d)

we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

RISKS: All investments are subject to risk, including the risk of loss. MLP distributions are not guaranteed and there is no assurance that all distributions will be tax deferred. Investments in MLP securities are subject to unique risks. The Fund’s concentration of investments in energy Related MLPs subject it to the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in small capitalization or illiquid securities which can increase the risk and volatility of the Fund.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	ClearBridge American Energy MLP Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 23 funds in the Fund’s Lipper category.

ClearBridge American Energy MLP Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and November 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	1

Schedule of investments (unaudited)

May 31, 2015

ClearBridge American Energy MLP Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships — 127.3%
Diversified Energy Infrastructure — 32.9%
Energy Transfer Partners LP	3,040,130	$170,946,510
Enterprise Products Partners LP	2,646,340	85,794,343
Genesis Energy LP	337,000	16,388,310
ONEOK Partners LP	1,446,700	56,493,635
Total Diversified Energy Infrastructure		329,622,798
Gathering/Processing — 34.4%
Antero Midstream Partners LP	536,700	15,295,950
Blueknight Energy Partners LP	1,901,300	14,678,036	(a)
Cone Midstream Partners LP	337,000	6,574,870
Crestwood Midstream Partners LP	657,496	8,823,596
DCP Midstream Partners LP	1,005,771	38,018,144
Enable Midstream Partners LP	998,845	17,779,441
EnLink Midstream Partners LP	2,221,700	55,142,594
MarkWest Energy Partners LP	1,358,700	87,812,781
Midcoast Energy Partners LP	1,525,720	18,552,755
Rice Midstream Partners LP	109,000	1,858,450
Summit Midstream Partners LP	404,000	13,586,520
Targa Resources Partners LP	1,279,982	55,333,622
Western Gas Partners LP	176,064	12,060,384
Total Gathering/Processing		345,517,143
Global Infrastructure — 7.5%
Brookfield Infrastructure Partners LP	1,745,467	75,491,448
Liquids Transportation & Storage — 22.0%
Buckeye Partners LP	1,301,600	100,652,728
Enbridge Energy Partners LP	2,500,005	92,725,186
Holly Energy Partners LP	100,000	3,373,000
Plains All American Pipeline LP	506,351	23,773,179
Total Liquids Transportation & Storage		220,524,093
Natural Gas Transportation & Storage — 16.4%
Cheniere Energy Partners LP	1,001,027	33,224,086
Columbia Pipeline Partners LP	600,000	16,230,000
Cypress Energy Partners LP	375,000	5,553,750
TC Pipelines LP	499,700	31,930,830
Williams Partners LP	1,386,752	77,491,702
Total Natural Gas Transportation & Storage		164,430,368
Offshore — 1.1%
Dynagas LNG Partners LP	600,000	11,454,000

See Notes to Financial Statements.

2	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

ClearBridge American Energy MLP Fund Inc.

Security	Shares/ Units	Value
Oil & Gas Drilling — 1.6%
Transocean Partners LLC	1,001,000	$15,485,470
Oil, Gas and Consumable Fuels — 1.4%
Enviva Partners LP	700,000	14,252,000	*
Oil/Refined Products — 1.1%
JP Energy Partners LP	838,000	11,371,660
Propane — 4.5%
AmeriGas Partners LP	619,151	30,524,144
Suburban Propane Partners LP	337,900	14,800,020
Total Propane		45,324,164
Shipping — 4.4%
Teekay LNG Partners LP	1,250,567	43,844,879
Total Master Limited Partnerships (Cost — $1,186,676,216)		1,277,318,023
Common Stocks — 8.9%
Energy — 7.8%
Oil, Gas & Consumable Fuels — 7.8%
Kinder Morgan Inc.	1,886,632	78,276,361
Industrials — 1.1%
Transportation Infrastructure — 1.1%
Macquarie Infrastructure Corp.	125,000	10,580,000
Total Common Stocks (Cost — $64,653,391)		88,856,361
Total Investments** — 136.2% (Cost — $1,251,329,607#)		1,366,174,384
Liabilities in Excess of Other Assets — (36.2)%		(362,926,888)
Total Net Assets — 100.0%		$1,003,247,496

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At May 31, 2015, the total market value of Affiliated Companies was $14,678,036 and the cost was $13,838,991 (See Note 5).

#	Aggregate cost for federal income tax purposes is $1,091,875,217.

See Notes to Financial Statements.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	3

Statement of assets and liabilities (unaudited)

May 31, 2015

Assets:
Investments in unaffiliated securities, at value (Cost — $1,237,490,616)	$1,351,496,348
Investments in affiliated securities, at value (Cost — $13,838,991)	14,678,036
Cash	4,647,716
Receivable for securities sold	2,712,405
Dividends and distributions receivable	793,786
Prepaid expenses	43,394
Total Assets	1,374,371,685

Liabilities:
Senior Secured Notes (net of deferred debt issuance and offering costs of $1,468,723) (Note 7)	273,531,277
Loan payable (Note 6)	75,000,000
Deferred tax liability (Note 9)	19,244,354
Interest payable	1,456,474
Investment management fee payable	1,169,881
Audit and tax fees payable	288,173
Directors’ fees payable	11,117
Accrued expenses	422,913
Total Liabilities	371,124,189
Total Net Assets	$1,003,247,496

Net Assets:
Par value ($0.001 par value; 58,289,007 shares issued and outstanding; 100,000,000 shares authorized)	$58,289
Paid-in capital in excess of par value	970,139,122
Accumulated net investment loss, net of income taxes	(25,144,395)
Accumulated net realized loss on investments, net of income taxes	(14,387,419)
Net unrealized appreciation on investments, net of income taxes	72,581,899
Total Net Assets	$1,003,247,496

Shares Outstanding	58,289,007

Net Asset Value	$17.21

See Notes to Financial Statements.

4	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2015

Investment Income:
Dividends and distributions from unaffiliated investments	$43,629,710
Dividends and distributions from affiliated investments	510,931
Less: Foreign taxes withheld	(24,271)
Return of capital (Note 1(f))	(35,183,959)
Net Dividends and Distributions	8,932,411
Total Investment Income	8,932,411

Expenses:
Investment management fee (Note 2)	6,963,700
Interest expense (Notes 6 and 7)	6,156,147
Audit and tax fees	134,373
Amortization of debt issuance and offering costs (Note 7)	114,556
Director’s fees	99,826
Legal fees	97,567
Franchise taxes	95,737
Transfer agent fees	85,864
Commitment fees (Note 6)	82,492
Fund accounting fees	49,037
Stock exchange listing fees	23,861
Shareholder reports	19,080
Insurance	9,870
Rating agency fees	7,979
Custody fees	3,927
Miscellaneous expenses	15,512
Total Expenses	13,959,528
Net Investment Loss, before income taxes	(5,027,117)
Deferred tax benefit (Note 9)	1,849,980
Net Investment Loss, net of income taxes	(3,177,137)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 9):
Net Realized Gain (Loss) From:
Investment transactions	2,708,855
Deferred tax expense (Note 9)	(996,859)
Net Realized Gain, net of income taxes	1,711,996
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(89,914,148)
Affiliated investments	2,453,858
Deferred tax benefit (Note 9)	32,185,386
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	(55,274,904)
Net Loss on Investments, net of income taxes	(53,562,908)
Decrease in Net Assets from Operations	$(56,740,045)

See Notes to Financial Statements.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	5

Statements of changes in net assets

For the Six Months Ended May 31, 2015 (unaudited) and the Year Ended November 30, 2014	2015	2014

Operations:
Net investment loss, net of income taxes	$(3,177,137)	$(16,836,959)
Net realized gain (loss), net of income taxes	1,711,996	(14,235,632)
Change in net unrealized appreciation (depreciation), net of income taxes	(55,274,904)	111,469,392
Increase (Decrease) in Net Assets from Operations	(56,740,045)	80,396,801

Distributions to Shareholders From (Note 1):
Return of capital	(35,556,294)	(70,238,253)
Decrease in Net Assets from Distributions to Shareholders	(35,556,294)	(70,238,253)
Increase (Decrease) in Net Assets	(92,296,339)	10,158,548

Net Assets:
Beginning of period	1,095,543,835	1,085,385,287
End of period*	$1,003,247,496	$1,095,543,835
*Includes accumulated net investment loss, net of income taxes, of:	$(25,144,395)	$(21,967,258)

See Notes to Financial Statements.

6	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(56,740,045)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(92,251,453)
Sales of portfolio securities	115,981,652
Return of capital	35,183,959
Decrease in receivable for securities sold	2,167,577
Increase in dividends and distributions receivable	(81,636)
Amortization of deferred debt issuance and offering costs	114,556
Increase in prepaid expenses	(7,836)
Decrease in payable for securities purchased	(2,567,466)
Decrease in investment management fee payable	(70,669)
Increase in Directors’ fees payable	1,841
Decrease in interest payable	(32,992)
Decrease in audit and tax fees payable	(98,827)
Decrease in accrued expenses	(47,119)
Decrease in deferred tax liability	(33,038,507)
Net realized gain on investments	(2,708,855)
Change in unrealized depreciation of investments	87,460,290
Net Cash Provided by Operating Activities*	53,264,470

Cash Flows from Financing Activities:
Distributions paid on Common Stock	(35,556,294)
Decrease in loan payable	(27,000,000)
Net Cash Used in Financing Activities	(62,556,294)
Net Decrease in Cash	(9,291,824)
Cash at Beginning of Period	13,939,540
Cash at End of Period	$4,647,716

*	Included in operating expenses is cash of $6,264,693 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	7

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2015[1,2]	2014[2]	2013[2,3]

Net asset value, beginning of period	$18.80	$18.62	$19.06	[4]

Income (loss) from operations:
Net investment loss	(0.05)	(0.29)	(0.09)
Net realized and unrealized gain (loss)	(0.93)	1.68	0.25
Total income (loss) from operations	(0.98)	1.39	0.16

Less distributions from:
Return of capital	(0.61) [5]	(1.21)	(0.60)
Total distributions	(0.61)	(1.21)	(0.60)

Net asset value, end of period	$17.21	$18.80	$18.62

Market price, end of period	$15.63	$17.66	$18.35
Total return, based on NAV[6,7]	(5.27)%	7.50%	0.92%
Total return, based on Market Price[8]	(8.12)%	2.95%	(5.20)%

Net assets, end of period (millions)	$1,003	$1,096	$1,085

Ratios to average net assets:
Management fees	1.36%[9]	1.34%	1.23%[9]
Other expenses	1.36 [9]	1.31	0.66	[9]
Subtotal	2.72	2.65	1.89
Income tax expense	— [10]	4.23	1.20	[9]
Total expenses	2.72 [9]	6.88	3.09	[9,11]
Net investment loss, net of income taxes	(0.62) [9]	(1.52)	(1.12)	[9]

Portfolio turnover rate	6%	21%	3%

Supplemental data:
Loan and Debt Issuance Outstanding, End of Period (000s)	$350,000	$377,000	$375,000
Asset Coverage for Loan and Debt Issuance Outstanding	387%	391%	389%
Asset Coverage, per $1,000 principal amount of Loan and Debt Issuance Outstanding[12]	$3,866	$3,906 [13]	$3,894	[13]
Weighted Average Loan and Debt Issuance (000s)	$366,170	$376,633	$283,942
Weighted Average Interest Rate on Loan and Debt Issuance	3.37%	3.30%	2.03%

[1]	For the six months ended May 31, 2015 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period June 26, 2013 (commencement of operations) to November 30, 2013.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

8	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	For the period ended May 31, 2015, the net income tax benefit was 6.43%. The net income tax benefit is not reflected in the Fund’s expense ratios.

[11]

Excludes the impact of reimbursement for organization fees in the amount of 0.01%. Inclusive of the reimbursement the ratio is 3.08%. The investment manager has agreed to reimburse all organization expenses.

[12]	Represents value of net assets plus the loan outstanding and debt issuance outstanding at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

[13]	Added to conform to current period presentation.

See Notes to Financial Statements.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	9

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge American Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on February 21, 2013 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio

10	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	11

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Master limited partnerships	$1,277,318,023	—	—	$1,277,318,023
Common stocks	88,856,361	—	—	88,856,361
Total investments	$1,366,174,384	—	—	$1,366,174,384

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines

12	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables), net of income taxes, by the total number of shares of common stock outstanding.

(d) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

For the six months ended May 31, 2015, the Fund estimated that approximately 87% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $38,414,737 of dividends and distributions received from its investments.

Additionally, the Fund recorded revisions to the return of capital estimates from the period ended November 30, 2014 in the amount of an $3,230,778 increase in dividends and distributions received from investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividends and distributions are recorded on ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common stockholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The Fund anticipates that 100% of its current period distribution will be comprised of return of capital. The actual tax characterization of the common stock distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and

14	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current and prior tax years remain open and subject to examination by tax jurisdictions.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the six months ended May 31, 2015, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$92,251,453
Sales	115,981,652

4. Derivative instruments and hedging activities

During the six months ended May 31, 2015, the Fund did not invest in any derivative instruments.

5. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended May 31, 2015:

	Affiliate Value at 11/30/14	Purchased		Sold		Return of Capital	Affiliate Value at 5/31/15	Realized Gain/Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Blueknight Energy Partners LP	$12,924,000	$780,617	101,300	—	—	$510,931	$14,678,036	—
Cypress Energy Partners LP¹	6,116,250	—	—	—	—	—	—	—
	$19,040,250	$780,617		—		$510,931	$14,678,036	—

[1]	This security is no longer an affiliated company.

6. Loan

The Fund has a 364-day revolving credit agreement with a State Street Bank and Trust Company (“State Street”), which allows the Fund to borrow up to an aggregate amount of $200,000,000. Unless renewed, the agreement will terminate on July 11, 2016. The Fund pays a commitment fee up to an annual rate of 0.15% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at variable rates based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding and any additional expenses. State Street and the senior secured note holders have equal access to the lien (See Note 7). The Fund’s credit agreement contains customary covenants that, among other things, may

16	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At May 31, 2015, the Fund had $75,000,000 of borrowings outstanding per the current credit agreement. Interest expense related to the loans for the six months ended May 31, 2015 was $446,832. For the six months ended May 31, 2015, the Fund incurred $82,492 in commitment fees. For the six months ended May 31, 2015, the average daily loan balance was $91,170,330 and the weighted average interest rate was 0.98%.

Subsequent to period end, effective July 13, 2015, the Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%; except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $200,000,000.

7. Senior secured notes

On October 15, 2013, the Fund completed a private placement of $275,000,000 of fixed-rate senior secured notes (the “Senior Notes”). Net proceeds from such offering were used to repay outstanding borrowings, make new portfolio investments, and for general corporate purposes. At May 31, 2015, the Fund had $275,000,000 aggregate principal amount of Senior Notes outstanding. Interest expense related to the Senior Notes for the six months ended May 31, 2015 was $5,709,315. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 6).

The table below summarizes the key terms of the offering.

Security	Amount	Rate	Maturity
Senior secured notes:
Series A	$55,000,000	3.25%	October 15, 2018
Series B	$60,000,000	3.89%	October 15, 2020
Series C	$85,000,000	4.51%	October 15, 2023
Series D	$75,000,000	4.66%	October 15, 2025

8. Distributions subsequent to May 31, 2015

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
8/21/15	8/28/15	$0.305

9. Income taxes

The Fund’s federal and state income tax provision consist of the following:

	Federal	State	Total
Current tax expense (benefit)	—	—	—
Deferred tax expense (benefit)	$(30,597,910)	$(2,440,597)	$(33,038,507)
Total tax expense (benefit)	$(30,597,910)	$(2,440,597)	$(33,038,507)

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 1.8%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	35.00%	$(31,422,493)
State taxes, net of federal tax benefit	1.80%	(1,616,014)
Total tax expense (benefit)	36.80%	$(33,038,507)

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of net operating loss and capital loss carryforwards.

Components of the Fund’s net deferred tax asset (liability) as of May 31, 2015 are as follows:

Deferred Tax Assets
Net operating loss carryforward	$72,827,748
Capital loss carryforward	8,927,368
Other carryforwards	21,498

Deferred Tax Liabilities
Unrealized gains on investment securities	(42,262,878)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(58,758,090)
Total net deferred tax asset (liability)	$(19,244,354)

At May 31, 2015 the Fund had federal and state net operating loss carryforwards of $198,005,185 and $74,398,963 (net of state apportionment), respectively (deferred tax asset of $72,827,748). Several states compute net operating losses before apportionment, therefore the value of the state net operating loss carryforward disclosed may fluctuate for changes in apportionment factors. Realization of the deferred tax asset related to the net operating loss carryforwards is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, the federal net operating loss carryforward expires in tax years 2032, 2033 and 2034 and the state net operating loss carryforwards expire in tax years between 2017 and 2034.

Additionally, at May 31, 2015, the Fund had a capital loss carryforward of $24,259,151 (deferred tax asset of $8,927,368), which may be carried forward for 5 years. If not utilized, this capital loss will expire in tax years 2017 and 2018. The capital loss carryforward utilized of $1,788,637 for the year ended November 30, 2015 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the

18	ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report

2015 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carryforward is dependent upon the Fund generating sufficient net capital gains prior to the expiration of the loss carryforward.

The amount of net operating loss and capital loss carryforwards differed from the amounts disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established on the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

At May 31, 2015, the cost basis of investments for Federal income tax purposes was $1,091,875,217. At May 31, 2015, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$298,632,126
Gross unrealized (depreciation)	(24,332,959)
Net unrealized appreciation (depreciation) before tax	$274,299,167
Net unrealized appreciation (depreciation) after tax	$173,357,074

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2015-03 (“ASU 2015-03”), Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the balance sheet as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.

ClearBridge American Energy MLP Fund Inc. 2015 Semi-Annual Report	19

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of ClearBridge American Energy MLP Fund Inc. was held on March 20, 2015 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	52,076,702	634,797
Kenneth D. Fuller	52,067,146	644,353
Leslie H. Gelb	51,951,034	760,465
William R. Hutchinson	52,059,545	651,954

At May 31, 2015, in addition to Robert D. Agdern, Kenneth D. Fuller, Leslie H. Gelb and William R. Hutchinson the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

20	ClearBridge American Energy MLP Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s

ClearBridge American Energy MLP Fund Inc.	21

Dividend reinvestment plan (unaudited) (cont’d)

investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

22	ClearBridge American Energy MLP Fund Inc.

ClearBridge

American Energy MLP Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

ClearBridge American Energy MLP Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

CBA

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

ClearBridge American Energy MLP Fund Inc.

ClearBridge American Energy MLP Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the ClearBridge American Energy MLP Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

CBAX01654 7/15 SR15-2531

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge American Energy MLP Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 24, 2015